FactSet Overview June 22, 2023 Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Forward-Looking Statements and Non-GAAP Measures This presentation, and other statements that FactSet may make in connection with this presentation, contains forward-looking statements based on management's current expectations, assumptions, estimates, forecasts and projections as of the date such statements are made about future events and circumstances. All statements that address expectations, guidance, outlook or projections about the future, including statements about our strategy, future financial results, anticipated growth, expected expenditure, product development, market position and trends, are forward-looking statements. Forward-looking statements may be identified by words like "expects," "believes," "anticipates," "plans," "intends," "estimates," "projects," "should," "indicates," "continues," "may," and similar expressions. These statements are not guarantees of future performance and involve numerous risks, uncertainties, and assumptions. Many factors, including those discussed more fully in FactSet's filings with the Securities and Exchange Commission, particularly our latest annual report on Form 10-K and quarterly reports on Form 10-Q, could cause results to differ materially from those stated. These documents are available on our website at http://investor.factset.com and on the SEC's website at http://www.sec.gov. FactSet believes our expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, we undertake no obligation to update any forward-looking statements made in this presentation whether because of new information, future events or otherwise. In addition, this presentation, and oral statements that may be made in connection with this presentation, references non-GAAP financial measures, such as ASV, adjusted operating metrics, adjusted diluted EPS, EBITDA, and free cash flow. Forward-looking non-GAAP financial measures reflect management’s current expectations and beliefs, and we are not able to reconcile such non-GAAP measures to reported measures without unreasonable efforts because it is not possible to predict with a reasonable degree of certainty the actual impact or exact timing of items that may impact comparability. Non-GAAP measures should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as more fully discussed in FactSet's financial statements and filings with the SEC. The use of these non-GAAP measures are limited as they include and/or do not include certain items not included and/or included in the most directly comparable GAAP measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation. 2Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Our purpose is to drive the investment community to see more, think bigger, and do its best work We are transforming the way our users discover, decide, and act on opportunities We are a growth company We drive sustainable growth through continued investment and executional excellence. Our subscription business provides stability Our subscription-based model provides stable revenues and strong client retention. Our large addressable market provides opportunity We are a market leader with unique content that provides a deep competitive moat. Innovation drives us We relentlessly focus on products and solutions to meet the evolving needs of the market. Talent and culture are our foundation We focus on recruiting, retaining, and rewarding a diverse and empowered workforce. 01 02 03 04 05 3Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

FACTSET

FactSet at a glance[1]

GLOBAL FOOTPRINT (COUNTRIES)	20
OFFICES	37
EMPLOYEES	12K+
USERS	187K+
CLIENTS	7K+

$2.1B[2,4]	ASV
8.0%[3,4]	FY23 ASV ORGANIC GROWTH RATE
36.0%[3,4]	FY23 ADJUSTED OPERATING MARGIN
43	CONSECUTIVE YEARS OF REVENUE GROWTH
$3.79[3,4]	DILUTED ADJUSTED EPS

[1] Figures as of FactSet Q3 FY2023, May 31, 2023
[2] LTM Organic ASV + Professional Services based on last twelve months as of May 31, 2023
[3] Q3 FY2023 actual as of May 31, 2023
[4] Including CGS

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The market continues to respond favorably to our performance and digital strategy Notes: Market prices for the past 5 years through to June 16, 2023 FactSet began trading on the New York Stock Exchange on June 28, 1996 FDS (+97%) S&P 500 (+60%) Market Cap: $16B$8B $12B $12B $12B $13B 5Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only June 2023

Efficiency of Operations Technology Disruption, Generational Shift Alpha Driven by Depth of Data Value Investing and Regulation Multi-Asset Class Content and Analytics Five key trends inform our strategic investments to drive growth 6Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

FACTSET

We continued to deliver on our strategy: **to build the leading open content and analytics platform that delivers differentiated advantage for our clients' success**

Scale Up Our Content Refinery

Provide the most comprehensive and connected inventory of client, proprietary and third-party content in our industry

Next Generation Workflow Solutions

Build differentiated next generation solutions to streamline our clients' workflows and deliver tangible efficiencies for the front, middle, and back office

Client Obsession

Provide open, flexible, adaptive, solutions as part of our open ecosystem with hyper-personalized digital products to provide the next best action across the investment lifecycle

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FACTSET

Our digital platform is critical to the success of the investment community

Digital Platform

- Superior client service
- Open, cloud-based platform
- Deep investment process analytics
- Integrated digital products
- Extensive data hierarchy and taxonomy
- Broad and connected content suite

Outcomes for the Investment Community

Outperformance
Best of breed multi-asset capabilities | Differentiated data for investment decisions

Competitive Differentiation
Access to robust analytics | Enhanced digital engagement

Centralize Content
Expanded content access | Data decision support | Enabling data science

Operational Efficiencies
Cohesive investment process | Frictionless user experience

Cost Rationalization
Simplification of platforms | Optimize vendor usage

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FACTSET

Our content refinery expands our clients’ knowledge and trust

Comprehensive and connected inventory of client, proprietary and third-party content that drives broader discoverability

35
Core Proprietary Content Sets

Data Connectivity

- Listings
- Securities
- Entities
- People
- Transactions
- Relationships
  - Associations (e.g., Revenue, Frequency, History)

800+
Third Party Data Vendors

FactSet Proprietary Content

Expansive coverage, depth, and speed of FactSet’s core proprietary content portfolio

- Core Content: Speed
- Core Content: Depth
- Unique Data: Broad coverage

5M+
Client Portfolios

Open: FactSet Marketplace

Utilizes FactSet’s powerful data connectivity model to ease the onboarding process of third-party data

- Concordance to FactSet permanent entity identifiers
- Consolidated contractual process
- Sandbox for testing

INSIGHTS & IDEA GENERATION

SCREENED & CONNECTED BY **FACTSET**

MARKET LEADING SYMBOLOGY



DIVERSE DATA

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FACTSET

Next-generation workflow solutions built on our content refinery

BEST IN BREED DATA

SYMBOLOGY

FRONT OFFICE

RESEARCH

- Generate ideas and discover opportunities with unique data.
- Monitor the global markets, research public and private companies, and gain industry and market insights.

PORTFOLIO CONSTRUCTION

- Monitor real-time portfolio performance, risk, characteristics, and composition.
- Perform exploratory data and portfolio construction analysis to optimize expected returns.

TRADING

- Ensure pre- and post-trade compliance with active and passive breach management.
- Oversee order and execution management and allocations.
- Automate trade execution and optimize algorithm selection.

MIDDLE OFFICE

RISK MANAGEMENT

- Measure performance, risk, style, and characteristics for multiple portfolios and asset classes.
- Choose the risk methodologies that match investment processes.

PERFORMANCE + ATTRIBUTION

- Understand and analyze sources of performance, risk, and exposure historically and over time.
- Calculate and manage workflows to lock down official performance or any other analytics.

REPORTING

- Combine key analytics and results with proprietary content in client-ready customizable and automated reports.
- Distribute results and commentary via reports, web, API or feeds.

BACK OFFICE

DATA MANAGEMENT SOLUTIONS

- Optimized integration of internal and third-party content sets
- Exploitation of data structure and connectivity to uncover actionable insights
- Leverage data connections to create summary views to manage security-level and counter-party risk more effectively
- Significantly reduce the costs associated with regulatory reporting requirements

CONCORDANCE

BEST IN CLASS TECHNOLOGY

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FACTSET

Our clients are at the center of what we do

Transforming the way our users discover, decide, and act on opportunities using our digital platform

Hyper-Personalized Products

- Push ideas and actions across the portfolio lifecycle
- Support anytime, anywhere decision-making via responsive, adaptable and accessible platforms

Trusted Partner

- Partner with our clients to provide the best services in the industry
- Provide an elevated level of technology and content expertise
- Expand our capabilities in professional services

Open Ecosystem & Self-Service

- Remove friction from the client experience with solutions that are open, flexible, and easy to use
- Advance the Digital Transformation of our clients through our API program
- Offer a modern data layer with database capabilities in the cloud, including cloud marketplace integrations

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FACTSET

We see significant opportunity to capture more of the addressable market

Total Addressable Market Opportunity



$32B
Total Addressable Market[1]
$10B
Serviceable Addressable Market[1]
$1.8B
FactSet (FY22)[2]

FactSet ASV and Opportunity Size (ASV vs. CAGR)



Buy Side
Banking
Wealth
PE/VC
Corporates
ASV
CAGR
Total Addressable Market (TAM)
Serviceable Addressable Market (SAM)

Note: Total addressable market (TAM) is the total market demand for a product or service. Serviceable addressable market (SAM) is the segment of the TAM targeted by FactSet's products and services within our geographic segments.

[1] TAM and SAM are 2020 figures. Source: FactSet internal data, BCG analysis

[2] Organic ASV + Professional Services

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Historical LTM Organic ASV Growth Strong execution drives higher retention in the Americas and strategic wins within Premier accounts Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only $60 $71 $71 $79 $88 $82 $77 $72 $58 $62 $72 $78 $74 $83 $89 $112 $142 $150 $163 $157 $150 $159 $157 5.1% 5.9% 5.5% 5.9% 6.6% 6.0% 5.6% 5.1% 4.1% 4.3% 5.0% 5.3% 5.0% 5.5% 5.8% 7.2% 8.9% 9.4% 10.1% 9.3% 8.8% 9.1% 8.0% 2018/Q1 2018/Q2 2018/Q3 2018/Q4 2019/Q1 2019/Q2 2019/Q3 2019/Q4 2020/Q1 2020/Q2 2020/Q3 2020/Q4 2021/Q1 2021/Q2 2021/Q3 2021/Q4 2022/Q1 2022/Q2 2022/Q3 2022/Q4 2023/Q1 2023/Q2 2023/Q3 Average 6.6% 13 Note: Chart above includes CGS starting FY23 Q3

187K+ G L O B A L U S E R S 8% change since Q3/2022 7.7K+ G L O B A L C L I E N T S 6% change since Q3/2022 1 LTM Organic ASV + Professional Services Growth Rate is based on the last twelve months as of May 31, 2023 2 CGS now included * FY23 Outlook as of June 22, 2023 $M 98.5% 98.1% 98.7% 98.5% 98.7% 98.7% FY18 FY19 FY20 FY21 FY22 FY23 YTD $2.1B O r g a n i c A S V + P r o f e s s i o n a l S e r v i c e s 1 Incremental ASV1,2 growth FY23 outlook* $145-$175 million ASV retention remains strong We have accelerated top-line growth and maintained high retention Subscription based-business model 98.5% 98.5% 98.4% 98.6% 98.7% 97.6% FY18 FY19 FY20 FY21 FY22 FY23 YTD $79 $72 $78 $112 $157 FY18 FY19 FY20 FY21 FY22 FY23* $145-$175*7%-9% 14Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

FACTSET

Executing our strategy through three workflow solutions that leverage our content refinery

ASV Split by Client, Geography and Business


By Client Type[2,3]
18%
Sell-Side
82%
Buy-Side
By Geography[1,2,3]
10%
APAC
26%
EMEA
64%
Americas
By Business[1,3]
25%
Content Technology Solutions
33%
Analytics & Trading
43%
Research & Advisory
CTS
Off-platform products delivering data directly and leveraging FactSet's core content and technology
A&T
Solutions for investment portfolio lifecycle connecting all essential front and middle office functions
R&A
Optimized workflows delivering integrated content for vital aspects of the research and advisory process

[1] Percentage of Organic ASV + Professional Services as of May 31, 2023
[2] Professional Services of $24.3M not allocated by client type and geography
[3] Now including CGS

Note: Amounts may not add due to rounding

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Our strategy building the leading open content and analytics platform has driven growth Americas $1,345M 1,2 EMEA $541M 1,2 AsiaPac $211M 1,2 • Deep sector and private market investments drive banking growth • Asset Managers growing due to our Portfolio Lifecycle strategy • Large Wealth deals contributing • Significantly higher retention due to our product investments • Higher demand for feeds and APIs • Buy Side and analytics growth accelerating • Buy Side driving growth • Balanced demand across both global and regional clients • Increasing growth with existing business 3.9% 4.6% 5.6% 8.4% 7.4% FY19 FY20 FY21 FY22 FY23 YTD 10.7% 7.5% 12.3% 12.0% 10.5% FY19 FY20 FY21 FY22 FY23 YTD 4.7% 5.2% 7.4% 9.3% 8.0% FY19 FY20 FY21 FY22 FY23 YTD 1 FY19 to FY23 Q3 Organic ASV LTM Growth Rates by Region 2 FY23 Q3 now includes CGS 16Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

FACTSET

Our client-centric solutions drive value in established and growing markets


% ASV by Solution
Analytics + Trading
Content + Technology
Research + Advisory
Established
Growth
Asset Managers
Asset Owners
Hedge Funds
Banking
PE/VC
Wealth
Corporate
Partners

	Client Need	FactSet Value
Asset Managers	Insights, ESG, Consolidation	Performance, Risk, Truvalue
Asset Owners	Alternative Investments, ESG	Cabot, Signals, Private Market
Hedge Funds	Connectivity, Speed, Flexibility	Alt Content, Quant tools
Banking	Banker Efficiency, Deal Velocity	Productivity Tools, Signals/APIs
PE/VC	Sourcing, Portfolio Monitoring	Private Company, Cobalt
Wealth	Client Engagement	Advisor Dashboard, Portfolio Guide
Corporate	Market Research, Idea Generation	Screening, Deep Sector
Partners	Connectivity of Content	Data Management Solutions, APIs

Percentage of Organic ASV as of May 31, 2023
Including CGS starting FY23 Q3

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17

FACTSET

Recent deals complement our product offerings

	TRUVALUE LABS	CABOT INVESTMENT TECHNOLOGY	BTU ANALYTICS	cobalt	CUSIP GLOBAL SERVICES
Headquarters	San Francisco, CA	Boston, MA	Lakewood, CO	Boston, MA	New York, NY
Founded	2013	2004	2014	2011	1968
Sponsoring SBU	CTS	Analytics & Trading	Research & Advisory	Research & Advisory	CTS
Strategic Alignment	ESG	Portfolio Lifecycle	Deep Sector	Private Markets	Data Management Solutions
Deal Rationale	Expand ESG footprint and enhance technology-enabled content collection capabilities	Address product gap in behavioral analytics to differentiate our PLC offering	Accelerate the Power/Energy sub-strategy of our Deep Sector roadmap	Building block to accelerate entry into private market workflows and path to differentiated data	Enhances symbology, concordance, and reference data management
Transaction Timing	Closed in Q1 FY21 (November 2, 2020)	Closed in Q4 FY21 (June 1, 2021)	Closed in Q4 FY21 (July 1, 2021)	Closed in Q1 FY22 (October 12, 2021)	Closed in Q3 FY22 (March 1, 2022)

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Our people and culture power our growth agenda • Our client focus drives the creation of industry-leading products and services • Our culture of innovation and collaboration makes FactSet an attractive firm for top talent, including technologists • Our focused investment in learning and development allows us to “upskill” the workforce of the future • The evolution of “the way we work” offers flexibility to support work/life balance and to increase productivity We empower our diverse and engaged team to meet our business needs and the needs of our clients 19Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

2022 Sustainability Report – Key Highlights Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only. Scan QR code to read FactSet’s 2022 Sustainability Report

FACTSET

Our Awards

BEST DATA ANALYTICS PROVIDER

Inside Market Data & Inside Reference Data
Award Buy-Side Technology Award
Fund Technology & WSL Awards



BEST OVERALL TECHNOLOGY PROVIDER

Buy-Side Technology Award
Inside Market Data and Inside Reference Data Awards
Financial Technologies Forum Awards

BEST RISK MANAGEMENT TECHNOLOGY PROVIDER

MENA Fund Services Award
Ranked 19 in Chartis RiskTech100
Private Equity Wire



BEST BUY-SIDE PERFORMANCE MEASUREMENT AND ATTRIBUTION

Buy-Side Technology Awards | Waters Ranking Awards
Wealth & Finance International Alternative Investment Awards

BEST REPORTING SYSTEM PROVIDER

Waters Ranking Awards
Wealth Briefing European Award

MARKETPLACE PARTNER OF THE YEAR

Snowflake

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Financial Review | Q3 Fiscal 2023

FACTSET

Key Highlights

01 **Robust financial model** with 97.6% subscription-based revenues supported by pricing discipline, demonstrated EBITDA flow-through and strong free cash flow conversion

02 **Strategic investments** drive best-in-class solutions and scale up the content refinery, accelerating top-line growth

03 **Disciplined capital allocation** drives value creation while investment grade balance sheet ensures flexibility

04 **Sustainable earnings growth** driven by ASV growth, strategic investments and enterprise-wide productivity initiatives


$2.1B
FY23 ASV*
8.0%
FY23 LTM Growth*
36.0%
FY23 Adjusted Operating Margin

*FY23 Q3 Ending ASV and ASV LTM growth
*FY23 Q3 Including CGS

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352 368 428 494 487 429 83.1% 73.7% 83.8% 91.7% 77.5% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% - 100 200 300 400 500 600 FY18 FY19 FY20 FY21 FY22 FY23 YTD Free Cash Flow % FCF Conversion Attractive financial model with demonstrated strong free cash flow conversion Revenues Adjusted EBITDA and EBITDA Margin1 Capital Expenditures as % of Revenues Free Cash Flow2 Note: Figures as of FactSet Q3 FY23 end May 31, 2023 1 See appendix for a reconciliation of EBITDA to GAAP net income. EBITDA margin is defined as EBITDA as a percentage of Revenues. 2 See appendix for a reconciliation of Free Cash Flow to Cash Flows from Operations. FCF conversion is defined as Free Cash Flow as a percentage of EBITDA. 1,350 1,435 1,494 1,591 1,844 1,550 FY18 FY19 FY20 FY21 FY22 FY23 YTD $M $M $M 2.5% 4.1% 5.2% 3.9% 2.8% 4.0% FY18 FY19 FY20 FY21 FY22 FY23 YTD +8.1% +10.2% +8.4% +18.9% YoY % +28.9%+15.3 YoY % 426 503 514 540 628 605 31.5% 35.0% 34.4% 33.9% 34.1% 28.0% 30.0% 32.0% 34.0% 36.0% 38.0% 40.0% FY18 FY19 FY20 FY21 FY22 FY23 YTD - 100 200 300 400 500 600 700 EBITDA % Margin 39.1% 70.8% 24Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

33% 28% 30% 30% 32% 25% FY18 FY19 FY20 FY21 FY22 FY23 YTD 89 100 110 118 126 101 FY18 FY19 FY20 FY21 FY22 FY23 YTD $304 $220 $201 $265 $19 $67 FY18 FY19 FY20 FY21 FY22 FY23 YTD Returning capital to shareholders $0.5B over the last five years $1B over the last five years $M $M 352 368 428 494 487 429 FY18 FY19 FY20 FY21 FY22 FY23 YTD Avg 30.5% $M +8.4% 25% 27% 26% 24% 26% 24% FY18 FY19 FY20 FY21 FY22 FY23 YTD Avg 25.6% Net Income Payout Ratio 2 Free Cash Flow 1 Cash Flow Payout Ratio 3 +8.9% Amounts may not add due to rounding 1 Please see Appendix for free cash flow details. 2 Net income payout ratio reflects dividends as a percentage of net income. 3 Cash flow payout ratio reflects dividends as a percentage of free cash flow. Dividends Share Repurchases 25Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Digital Platform Private Markets Other Deep Sector 26Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Investments (R&D / CapEx) Share Repurchas Dividends Acquisitions Capital Allocation Framework Medium Term Goals Target annual organic investment net ~100 to 150 bps of revenues CapEx goal 2.5% – 3% revenues Target quarterly dividend ~ 25% - 30% of net income Current focus on cash flow neutral tuck-in acquisitions and partnerships Normalized share repurchase program with expanded share repurchase authorization amount Maintain disciplined capital allocation framework to sustain value creation

27Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Optimizing capital structure to ensure flexibility Debt incurred for CGS on March 1, 2022, included $1.0B of new senior notes, $1.0B of new term loan, $250M drawn new revolver, net of repayment of $575M previous revolver 1 Based on $575M of drawn revolver as of February 28, 2022, and $561M of FY22 Q2 LTM Adjusted EBITDA (excludes CGS); see appendix for Adjusted EBITDA reconciliation 2 Based on May 31, 2023, net of repayment of $62.5m of the term facility, Q3 Debt of $1,674m / $764m FY23 Q3 LTM Adj. EBITDA = 2.2x *Leverage Ratio is calculated using Net Carrying Value of Debt and Adjusted LTM EBITDA Gross Leverage (Debt / LTM EBITDA) • Investment grade ratings from Moody’s (Baa3) and Fitch (BBB) • New credit agreement with $500 million revolver ($250 million drawn) and additional $750 million accordion feature • $1 billion unsecured senior notes issued (5 year $500 million 2.9% coupon; 10 year $500 million 3.45% coupon) • $1 billion pre-payable three-year term loan - $437.5 million outstanding as of May 31, 2023 • Annual interest expense ~$60 million, ramping down to ~$46 million as term loan is repaid • Floating rate exposure hedged with 24-month fixed rate swap Capital Structure Optimization $575 $2,250 $2,105 $1,982 $1,859 $1,736 $1,674 Feb 28, 2022 (FY22-Q2) Mar 1, 2022 May 31, 2022 (FY22-Q3) Aug 31, 2022 (FY22-Q4) Nov 30, 2022 (FY23-Q1) Feb 28, 2023 (FY23-Q2) May 31, 2023 (FY23-Q3) Target 1.0x 3.9x 3.5x 3.2x 2.7x 2.4x Total Debt ($MM) 2.2x 2.0x – 2.5x 21

$1.4 $1.4 $1.5 $1.6 $1.8 $2.080-$2.100 FY18 FY19 FY20 FY21 FY22 FY23* $79 $72 $78 $112 $163 $145-$175 FY18 FY19 FY20 FY21 FY22 FY23* $8.53 $10.00 $10.87 $11.20 $13.43 $14.75-$15.15 FY18 FY19 FY20 FY21 FY22 FY23* In fiscal year 2023, we expect to deliver 7%-9% higher ASV1 growth and expanded margin …building on momentum of the last several years $2.080- $2.100B Revenue2 Adj Operating margin1,2,4 Adj Diluted EPS1,2 35.0- 36.0% $145 - $175M ASV growth3 $14.75 - $15.15 31.3% 33.2% 33.6% 32.5% 33.9% 35.0%- 36.0% FY18 FY19 FY20 FY21 FY22 FY23* $B$M $ +9.4%4 +9.9%2,4,5 +12.3%4 YoYYoY YoY YoY 1 Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics. 2 Includes CUSIP Global Services (CGS) 3 Incremental ASV Growth 4 FY18-FY22 actual; *FY23 guidance (mid-point June 22, 2023) 5 Total Organic ASV Growth +8.5%4 Avg 33.1% 28Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

FACTSET

Disciplined expense management drives our margin expansion plan

- Actively manage key expense drivers: people, real estate, technology and third-party data
- Reduce real estate footprint to mitigate costs.
- Focus on sustainable margin; we anticipate ~$45 million restructuring charge in the fourth quarter of fiscal 2023, which includes ~$15 - $20 million for real estate right-sizing

People
7% - 8% growth[1]
(lower than ASV[2] growth)

- Increase workforce productivity with improved technology and "upskilling"
- 65% in COE locations[3]
- Prioritize resources for new investments and growth opportunities

Real Estate
~150 bps reduction
(as % Revenues)

- Reduced real estate footprint due to hybrid operating model
- Significant reduction of real estate footprint continues
- Additional rationalization planned for Q4 FY 23 of approximately $15 -$20 million

Technology
Support growth and investments
(8.5% - 9.5% of Revenues)

- Investing in generative AI technology to drive next-generation workflow solutions
- Continue to invest in Cloud to optimize performance
- Increase expense growth to support investment strategy

Third-Party Data Costs
5% - 6% growth[1]
(lower than ASV[2] growth)

- Rationalize data sources
- Support strategic initiatives while managing base cost growth to inflation increases

[1] Average target growth rate through FY25
[2] Organic ASV + Professional Services
[3] As of May 31, 2023

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Fiscal 2023 guidance is in line with our medium-term outlook shared on Investor Day FactSet Organic ASV Growth 2, 3, 5 FactSet Adjusted Operating Margin 4 FactSet Adjusted Diluted EPS Growth 3 8 - 9% 35 - 36% 11 - 13% Medium Term Outlook1 Research + Advisory Analytics + Trading Content + Technology Solutions 1 Medium term outlook represents FactSet’s expectations as of June 22, 2023. Actual results may differ materially from expectations above. 2 Organic ASV + Professional Services $145 - $175 million 35% - 36% $14.75 - $15.15 FY23 Adj. Guidance Range 3 Average target growth rate through FY25 (per year on average) 4 Target margin by year-end FY25 5 Includes CUSIP Global Services (CGS) 30Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

APPENDIX

FACTSET

Committed to Sustainable Growth in the Communities in Which We Live and Work

FactSet is committed to sustainable growth for our clients, employees, partners, investors, and our communities. We are continually monitoring and improving our social practices, our environmental and climate actions, and our governance initiatives while maintaining and strengthening our relationship with stakeholders.

Environmental

Announced goal of achieving net zero emissions by 2040

Committed to setting a near-term emission reduction target in line with the Science Based Targets initiative (SBTi)

Continued to publish our validated Scope 1 and Scope 2 greenhouse gas (GHG) emissions

Conducted a screening of Scope 3 emissions for the first time

Earned EcoVadis Silver Medal and received B- score from CDP

Of FactSet's global locations, 13 buildings have received LEED or LEED-equivalent certifications

Created a Sustainable Procurement Policy and a Global Procurement Diversity Policy

Social

Completed a Global Pay Equity Audit in fiscal 2022 that found that there was not a statistically significant association between salary and gender, worldwide, or between salary and race/ethnicity, in the U.S.

Established DE&I goals for all employees as part of our annual performance review process

Published our workplace demographics, including our EEO-1 Federal data

Incorporated the FactSet Charitable Foundation to facilitate our corporate social responsibility goals

During FY22 FactSet volunteers contributed over 17,000 hours of service

Governance

Board consists of nine directors: 8/9 independent, 3/9 women, 4/9 less than 5 years on Board, 7/9 less than 10 years on Board

Independent Board Chair separate from CEO

Board in process of becoming declassified

Stockholders have ability to call a special meeting

Amended charter to remove certain business combination restrictions, a creditor compromise provision, and supermajority voting provisions

Comprehensive cybersecurity program designed to protect our enterprise environment, manage cyber risk, and maintain compliance

To learn more about our sustainability efforts, please see our 2022 Sustainability Report

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Updated FY23 guidance: Increases in adjusted margin and adjusted EPS, with lower end of guidance range for revenue and ASV FISCAL 2023 OUTLOOK As of June 22, 2023 FISCAL 2023 OUTLOOK As of September 22, 2022 Organic ASV + Professional Services Growth1 $145 - $175 million2 $150 - $180 million Revenues $2,080 - $2,100 million $2,100 - $2,115 million Operating Margin 29.0% - 30.0% 30.0% - 31.0% Adjusted Operating Margin 35.0% - 36.0% 34.0% - 35.0% Effective Tax Rate 14.0% - 15.0% 13.5% - 14.5% Diluted EPS $12.25 - $12.65 $12.70 - $13.10 Adjusted Diluted EPS $14.75 - $15.15 $14.50 - $14.90 1 Organic ASV + Professional Services growth over fiscal 2023 2 Core ASV guidance was reduced by $15M ($135 - $165m), Including CGS organic ASV increased the range by $10M The Fiscal 2023 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, FactSet’s actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 33

FactSet EBITDA and Adjusted EBITDA reconciliation FY2018 1 FY2019 1 FY2020 1 FY2021 1 FY2022 1 LTM Q3FY2023 2 YTD Q3 FY2023 3 Net Income $267.1 $352.8 $372.9 $399.6 $396.9 $507.5 $403.1 Interest Expense 4 16.3 20.1 13.1 8.2 35.7 65.2 49.6 Income Taxes 84.8 69.2 54.2 68.0 46.7 85.6 73.6 Depreciation and Amortization Expense 57.3 60.5 57.6 64.5 86.7 105.2 78.7 EBITDA $425.5 $502.6 $497.8 $540.3 $566.0 $763.5 $605.0 Non-Recurring Non- Cash Expenses 5 __ __ 16.5 __ 62.2 0.4 0.4 Adjusted EBITDA $425.5 $502.6 $514.3 $540.3 $628.2 $763.9 $605.4 ($ in millions) Note: Columns may not foot due to rounding 1 Fiscal year ending August 31 2 Last twelve months ending May 31, 2023 3 Fiscal year to date, nine months ending May 31, 2023 4 Gross interest expense 5 FY2020 Impairment charge to reflect the estimated fair value of an investment in a company and 2022 impairment charge related to the exit of certain leased office space 34Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

($ in thousands) Note: Columns may not foot due to rounding 1 Fiscal year ending August 31 2 Fiscal year to date, nine months ending May 31, 2023 3 Includes property, equipment, leasehold improvements and capitalized internal-use software ($ millions) FY2018 1 FY2019 1 FY2020 1 FY2021 1 FY20221 YTD Q3 FY20232 Net cash provided by operating activities $385.7 $427.1 $505.8 $555.2 $538.3 $489.9 Capital Expenditures 3 (33.5) (59.4) (77.6) (61.3) (51.2) (61.4) Free Cash Flow $352.1 $367.8 $428.2 $493.9 $487.1 $428.5 FactSet free cash flow reconciliation 35Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Non-GAAP Reconciliations Business Outlook Operating Margin, Net Income Fiscal 2023 (Forward Looking) Low End of Range High End of Range Revenues $2,080 $2,100 Operating Income $603 $630 Operating Margin 29.0% 30.0% Intangible Asset Amortization 71 71 Restructuring / severance 29 29 Real estate charges 18 20 Business Acquisition / Integration Costs 7 7 Adjusted Operating Income $ 728 $ 756 Adjusted Operating Margin 35.0% 36.0% Net Income $469 $497 Intangible Asset Amortization 60 61 Restructuring / severance 24 24 Real estate charges 15 17 Business Acquisition /Integration Costs 6 6 Discrete tax items (7) (7) Adjusted Net Income $567 $598 (in millions, except per share data) 36Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

($ in thousands) (In Millions Except Per Share Data) Low-end of range High-end of range Diluted earnings per common share $12.25 $12.65 Intangible asset amortization 1.55 1.57 Restructuring / severance 0.58 0.51 Real estate charges 0.39 0.44 Business acquisition / integration costs 0.15 0.15 Discrete tax items (0.17) (0.17) Adjusted diluted earnings per common share $14.75 $15.15 The Fiscal 2023 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, FactSet’s actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation Non-GAAP Reconciliations Business Outlook Adjusted Diluted EPS 37Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Note: Amounts may not add due to rounding